UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2007

MAXCO, INC.
(Exact name of registrant as specified in its charter)

Michigan	0-2762	38-1792842
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1005 Charlevoix Dr. Suite 100, Grand Ledge, Michigan (Address of principal executive offices)	48837 (Zip Code)

Registrant's telephone number, including area code (517) 627-1734

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 27, 2007, Maxco, Inc. issued a press release announcing that it is extending the tender offer originally announced on March 30, 2007 for the purchase of all shares of common stock held by shareholders of the Company owning 99 or less shares, as of the close of business on March 23, 2007. The Company will pay $7.50 for each share properly tendered. The extended offer will expire May 31, 2007 at 5:00 p.m., New York Time, unless earlier terminated or further extended. Eligible shareholders who would like to accept the offer must tender all shares of common stock that they own. The press release is included herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1 Press release dated April 27, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maxco, Inc.
(Registrant)

Date: April 30, 2007	/S/ Lawrence O. Fields
(Signature)

Lawrence O. Fields
Chief Financial Officer